PRELIMINARY PROXY STATEMENT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
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☐	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Ecoark Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

Ecoark Holdings, Inc.

303 Pearl Parkway Suite 200

San Antonio, TX 78215

(800) 762-7293

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the stockholders of Ecoark Holdings, Inc.:

We are pleased to invite you to attend a Special Meeting of the Stockholders (the “Special Meeting”) of Ecoark Holdings, Inc., a Nevada corporation (“Ecoark” or the “Company”), which will be held at 1:00 p.m., Eastern Time, on October 6, 2021, virtually via live webcast at www.virtualshareholdermeeting.com/ZEST2021SM, for the following purposes:

1.	Approve an amendment to the Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 30,000,000 shares to 40,000,000 shares;

2.	Approve an amendment to the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) to increase the number of shares of common stock authorized for issuance under the 2017 Plan from 800,000 shares to 1,300,000 shares;

3.	Ratify and approve the issuance of 272,254 restricted stock units and approve the issuance of an additional 63,996 restricted stock units to the President and director of the Company under the 2017 Plan, in exchange for the cancellation of 672,499 previously issued stock options; and

4.	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve any of the other proposals before the Special Meeting.

The Company’s Board of Directors (the “Board”) has fixed the close of business on August 16, 2021 as the date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

Important notice regarding the availability of proxy materials for the Special Meeting to be held on

October 6, 2021:

The Notice and Proxy Statement are available at www.proxyvote.com.

This Notice of Special Meeting and the accompanying proxy statement are first being mailed on or about August 24, 2021 to our stockholders of record entitled to vote at the Special Meeting.

The Special Meeting will be accessible through the Internet. You can attend our Special Meeting by visiting www.virtualshareholdermeeting.com/ZEST2021SM. The Special Meeting will be conducted via live webcast. To be admitted to the Special Meeting, you must enter the control number found on your proxy card or voting instruction form you previously received. We have adopted a virtual format for our Special Meeting to protect the health and well-being of our employees, directors, and stockholders in light of the ongoing COVID-19 pandemic. Additionally, we believe that a virtual meeting allows us to make participation accessible for stockholders from any geographic location with Internet connectivity.

Whether or not you plan to attend the Special Meeting, it is important that you vote your shares. Regardless of the number of shares you own, please promptly vote your shares by telephone (before the Special Meeting) or Internet or, if you have received printed copies of the proxy materials, by marking, signing and dating the proxy card and returning it to the Company in the postage paid envelope provided.

San Antonio, Texas	BY ORDER OF THE BOARD OF DIRECTORS,
August __, 2021
/s/ Randy S. May
Randy S. May
Chairman of the Board and Chief Executive Officer

PRELIMINARY PROXY STATEMENT

i

PRELIMINARY PROXY STATEMENT

Ecoark Holdings, Inc.

303 Pearl Parkway Suite 200

San Antonio, TX 78215

(800) 762-7293

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being made available to the holders of shares of voting stock of Ecoark Holdings, Inc., a Nevada corporation (“Ecoark” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at a Special Meeting of Stockholders of the Company which will be held at 1:00 p.m., Eastern Time, on October 6, 2021 (the “Special Meeting”). The Special Meeting will be a virtual only meeting via live webcast over the Internet. You will be able to attend the Special Meeting, vote your shares and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/ZEST2021SM. There will not be a physical meeting location. The notice of Internet availability of proxy materials is first being mailed on or about August 24, 2021 to our stockholders of record entitled to vote at the Special Meeting.

What matters will be voted on at the Special Meeting?

The four proposals that are to be considered and voted on at the Special Meeting are as follows:

1.	Approve an amendment to the Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 30,000,000 shares to 40,000,000 shares;

2.	Approve an amendment to the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) to increase the number of shares of common stock authorized for issuance under the 2017 Plan from 800,000 shares to 1,300,000 shares;

3.	Ratify and approve the issuance of 272,254 restricted stock units and approve the issuance of an additional 63,996 restricted stock units to the President and director of the Company under the 2017 Plan, in exchange for the cancellation of 672,499 previously issued stock options; and

4.	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve any of the other proposals before the Special Meeting.

PRELIMINARY PROXY STATEMENT

Who is entitled to vote at the Special Meeting?

The Board has fixed the close of business on August 16, 2021 as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Special Meeting.

As of the Record Date, the voting power of the Company consisted of 26,349,099 shares of common stock, par value $0.001 per share (the “Common Stock”).

Each holder of record of Common Stock as of the Record Date is entitled to one vote for each share held. All stockholders are encouraged to vote at the Special Meeting, as further described herein.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Philadelphia Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Special Meeting and how do I attend?

Record holders and beneficial owners may attend the Special Meeting. The Special Meeting will be held entirely online via live webcast.

Set forth below is a summary of the information you need to attend the virtual Special Meeting:

●	Visit www.virtualshareholdermeeting.com/ZEST2021SM to access the live webcast;

●	Stockholders can vote electronically and submit questions online while attending the Special Meeting; To be admitted to the Special Meeting, you must enter the control number found on your proxy card or voting instruction form you previously received;

●	Instructions on how to attend and participate in the virtual Special Meeting, including how to demonstrate proof of stock ownership, are also available at www.virtualshareholdermeeting.com/ZEST2021SM.

Stockholders may vote electronically and submit questions online while attending the virtual Special Meeting.

How do I vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by phone. Call 1-800-690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Visit www.virtualshareholdermeeting.com/ZEST2021SM to vote at the virtual Special Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your voting instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Visit www.virtualshareholdermeeting.com/ZEST2021SM to vote at the virtual Special Meeting.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Special Meeting, please be ready to demonstrate proof of your beneficial ownership as of the Record Date (such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership) and a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a quorum?

To carry on the business of the Special Meeting, we must have a quorum. Pursuant to our bylaws, as amended by the Board on August __, 2021, a quorum is present when the holders of at least one-third of the voting power, as of the Record Date, are represented in person or by proxy.

Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit solicitation of proxies.

Which proposals are considered “Routine” or “Non-Routine”?

Proposals 1 and 4 are “routine” proposals. Proposals 2 and 3 are “non-routine.”

What is a “broker non-vote”?

If your shares are held in street name, you must instruct the organization which holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the proposals submitted to a vote at the Special Meeting.

If you are a stockholder of record, and you sign and return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by the Board on any non-routine matter.

How many votes are needed for each proposal to pass?

Proposals		Vote Required
(1)	Approve an amendment to the Articles of Incorporation;	Majority of voting power
(2)	Approve an amendment to 2017 Plan;	Majority of the votes cast
(3)	Ratify and approve the issuance of restricted stock units in exchange for the cancellation of previously issued stock options; and	Majority of the votes cast
(4)	Approve the adjournment of the Special Meeting.	Majority of the votes cast

Under Nevada law, the affirmative vote of the holders of a majority of the voting power is required to approve an amendment to the Articles of Incorporation to increase the authorized Common Stock (Proposal 1).

Under our bylaws, the votes cast “FOR” must exceed the votes cast “AGAINST” the increase in the number of shares of Common Stock authorized for issuance under the 2017 Plan (Proposal 2).

Under our bylaws, the votes cast “FOR” must exceed the votes cast “AGAINST” the exchange of stock options for restricted stock units (Proposal 3).

Under our bylaws, the votes cast “FOR” must exceed the votes cast “AGAINST” the adjournment of the Special Meeting (Proposal 4).

Is broker discretionary voting allowed and what is the effect of broker non-votes?

Proposals		Broker Discretionary Vote Allowed	Effect of Broker Non-Votes on the Proposal
(1)	Approve an amendment to the Articles of Incorporation;	Yes	N/A
(2)	Approve an amendment to 2017 Plan;	No	None
(3)	Ratify and approve the issuance of restricted stock units in exchange for the cancellation of previously issued stock options; and	No	None
(4)	Approve the adjournment of the Special Meeting.	Yes	N/A

What is the effect of abstentions?

Proposals		Effect of Abstentions on the Proposal
(1)	Approve an amendment to the Articles of Incorporation;	Against
(2)	Approve an amendment to 2017 Plan; and	None
(3)	Ratify and approve the issuance of restricted stock units in exchange for the cancellation of previously issued stock options; and	None
(4)	Approve the adjournment of the Special Meeting.	None

What are the voting procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Special Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Ecoark Holdings, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, Attention: Corporate Secretary.

Who is paying the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We have retained Innisfree M&A Incorporated to assist in proxy solicitation for a fee of $15,000 and $5.50 for each telephone contact plus expenses.

Could other matters be decided at the Special Meeting?

Other than the items of business described in this Proxy Statement, no other matters will be presented for action by the stockholders at the Special Meeting.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce the Company’s printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold the Company’s Common Stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Corporate Secretary at: Ecoark Holdings, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I have dissenters’ (appraisal) rights?

Dissenters’ or appraisal rights are not available to the Company’s stockholders with any of the proposals brought before the Special Meeting.

The Board Recommends that THE STOCKholders Vote “FOR” Proposals 1, 2, 3 AND 4.

PROPOSAL 1. APPROVAL OF AN AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

The Board has approved, and is asking stockholders to approve a proposed amendment to the Articles of Incorporation of the Company (the “Articles Amendment”) to increase the number of shares of Common Stock the Company is authorized to issue from 30,000,000 to 40,000,000 shares (the “Authorized Capital Increase”).

Background and Reasons for the Authorized Capital Increase and the Articles Amendment

Under its Articles of Incorporation, as amended, the Company is currently authorized to issue up to 30,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. As of the close of business on the Record Date, there were 26,349,099 shares of Common Stock issued and outstanding and 3,389,987 shares reserved for issuance pursuant to outstanding equity awards to employees and directors and outstanding warrants (excluding the Warrants and Placement Agent Warrants, as defined below), leaving a balance of 378,028 shares of Common Stock. As of the Record Date, there were no shares of preferred stock outstanding.

Additionally, as of the Record Date, the Company had outstanding an additional 3,721,739 warrants, consisting of (i) warrants to purchase 3,478,261 shares of Common Stock (the “Warrants”) at an exercise price of $5.75 per share, and (ii) warrants (the “Placement Agent Warrants”) to purchase up to 243,478 shares of Common Stock at an exercise price of $7.1875 per share. The Warrants were issued pursuant to the Securities Purchase Agreement, dated August 4, 2021 (the “SPA”), by and among the Company and a number of institutional investors in connection with the previously disclosed registered direct offering of Common Stock and Warrants (the “Offering”). The Placement Agent Warrants were issued to the placement agent as additional compensation in connection with the Offering. The Warrants and the Placement Agent Warrants provide that they will become exercisable on the effective date of an increase in the number of shares of the Company’s authorized Common Stock to 40,000,000, and under the SPA the Company has agreed to reserve a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants, following such increase.

If the Authorized Capital Increase is effected following the approval of the Articles Amendment by the stockholders at the Special Meeting and filing the Articles Amendment with the Secretary of State of Nevada, and an amendment to the 2017 Plan (Proposal 2) is also approved by the stockholders at the Special Meeting, we will have a total of 40,000,000 authorized shares of Common Stock, with approximately 26,349,099 shares of Common Stock outstanding, and approximately 8,043,976 shares reserved for issuance, leaving a balance of 18,305,123 shares of common stock authorized and not reserved for any specific purpose.

Effects of the Proposed Articles Amendment

If the Articles Amendment is approved, the number of authorized shares of Common Stock will be 40,000,000. The total number of authorized shares of the Company will be 45,000,000, consisting of 40,000,000 authorized shares of Common Stock and 5,000,000 authorized shares of preferred stock. The Articles Amendment will not change the par value of the shares of the Common Stock, affect the number of shares of Common Stock outstanding or the rights or privileges of holders of shares of the Common Stock or have any effect on any outstanding securities, including outstanding equity awards, that are exercisable, convertible or exchangeable for shares of Common Stock, except that when the Warrants and Placement Agent Warrants are exercised the existing stockholders will experience dilution.

A form of the Articles Amendment that would be filed with the Nevada Secretary of State to effect the Authorized Capital Increase is set forth in Annex A. If the stockholders approve the Articles Amendment, the Company intends to file it with the Nevada Secretary of State as soon as practicable following the Special Meeting, and the Articles Amendment will be effective upon such filing.

Potential Adverse Effects of the Amendment

Other than discussed above in this Proposal 1, the Company currently has no plans to issue any additional shares of Common Stock following the filing and effectiveness of the Articles Amendment. The Authorized Capital Increase alone will not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. However, any issuance of Common Stock upon exercise of the Warrants and the Placement Agent Warrants or otherwise at the direction of the Board in the future, generally without obtaining stockholder approval (unless specifically required by applicable law or the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”)) may, among other things, result in dilution to our stockholders at the time such additional shares are issued.

Additionally, an increase in the number of authorized shares of Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that is not in the Board’s determination in the best interest of the Company and its stockholders. However, the Board does not deem the proposed Authorized Capital Increase pursuant to the Articles Amendment as an anti-takeover measure and is not aware of any attempt or plan by a third party to obtain control of the Company.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 1 at the Special Meeting or adjournment or postponement thereof, we will be required to seek approval at another special meeting every 45 days. If we fail to obtain stockholder approval of the Authorized Capital Increase and the Articles Amendment we would not be able to comply with our obligations under the SPA, the Warrants and the Placement Agent Warrants and could potentially face legal action for breach of contract. Additionally, we would not be able to receive the proceeds from the exercise of the Warrants and the Placement Agent Warrants.

Failure to obtain stockholder approval of this Proposal 1 will also significantly limit the Company’s flexibility in raising additional capital in the future.

Interest of Officers and Directors in Proposal 1

None of the officers or directors of the Company have any interest in this Proposal 1, except that officers and directors have in the past received, non-employee directors will, and the other officers and directors may, in the future receive equity awards as compensation for their services, and Peter Mehring will receive 63,998 restricted stock units if this Proposal 1 and Proposal 2 are approved.

Vote Required

The affirmative vote of the holders of a majority of the voting power is required to approve the Authorized Capital Increase and the Articles Amendment. An abstention with respect to this Proposal 1 will have the same effect as a vote “Against” the proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 1.

PROPOSAL 2. APPROVAL OF AN AMENDMENT TO THE 2017 OMNIBUS INCENTIVE PLAN

Our Board has approved and is asking the stockholders to approve an increase in the number of shares of Common Stock authorized for issuance under the 2017 Plan from 800,000 to 1,300,000 shares (the “Plan Amendment”).

The Board originally adopted the 2017 Plan in 2017 and the stockholders approved the 2017 Plan on June 13, 2017. The 2017 Plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights (“SARs”), and performance shares or units and other awards. Awards may be granted under the 2017 Plan to our employees, directors and consultants.

Overview and Purpose of the Stockholder Approval

In order to allow the Company to responsibly address its future equity compensation needs, the Company is requesting that the stockholders approve the Plan Amendment, which will authorize an additional 500,000 shares for issuance under the 2017 Plan, thus increasing the total number of shares authorized for issuance under the 2017 Plan to 1,300,000 shares. Having a sufficient number of shares under the 2017 Plan is critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees and directors. A copy of the Plan Amendment is attached to this Proxy Statement as Annex B.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors of the Company have any interest in this Proposal 2, except that officers and directors have in the past received, non-employee directors will, and the other officers and directors may, in the future receive equity awards as compensation for their services under the 2017 Plan, and Peter Mehring will receive 63,998 restricted stock units under the 2017 Plan. See “Proposal 3. Approval of Issuance of Restricted Stock Units in Exchange for Cancellation of Stock Options” for further information. The increase in available shares permitted the Company to raise a material amount of additional gross proceeds from the registered direct offering completed on August 6, 2021, enhancing the Company’s working capital position.

Vote Required

The affirmative vote of a majority of the votes cast for or against this Proposal 2 is required to approve the Plan Amendment. Abstentions will not be considered as votes cast under the Company’s bylaws, and accordingly will have no effect on the outcome of this Proposal 2.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2.

Description of the 2017 Plan

Summarized below are the principal features of the 2017 Plan. The below summary is qualified in its entirety by reference to the full text of the 2017 Plan.

Background

The objectives of the 2017 Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and align the personal interests of participants with those of the Company’s stockholders.

Administration and Eligibility

The 2017 Plan is administered by the Compensation Committee of the Board or such other committee as the Board may select (the “Committee”).

Awards that may be granted under the 2017 Plan include restricted stock, restricted stock units, options, performance shares, performance units, SARs, and the persons eligible to participate in the 2017 Plan include employees, officers, directors, and consultants.

Pursuant to the 2017 Plan, the Committee has the authority, in its sole discretion, subject to certain limitations, to identify the individuals entitled to receive awards, determine the size and type of individual awards, and determine the terms of the awards in a manner consistent with the 2017 Plan. As of the Record Date, we had 44 employees, five directors (two of whom are employees) and four consultants who are eligible to receive awards under the 2017 Plan. On August 16, 2021, the last reported sale price of our Common Stock on The Nasdaq Capital Market was $4.43 per share.

Limitation on Awards

Pursuant to the 2017 Plan, the number of shares subject to restricted stock awards, restricted stock units, options, SARs and performance shares, that can be granted to any one participant in any one fiscal year may not exceed 80,000 shares, and the aggregate compensation that can be paid pursuant to performance units or other awards granted to any one participant in any one fiscal year may not exceed $1,000,000 or a number of shares having an aggregate fair market value of $1,000,000.

Restricted Stock Awards

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services. Unless otherwise determined by the Committee and/or provided in the award agreement, the holder of a restricted stock award generally will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of Common Stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted Stock Units

A restricted stock unit gives a recipient the right to receive a number of shares of our Common Stock on the applicable vesting or other dates. Delivery of the shares of Common Stock may be deferred beyond vesting as determined by the Committee. The Committee determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying Common Stock.

Stock Options

The Committee may grant either incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code (the “Code”), or non-qualified stock options. A stock option entitles the recipient to purchase a specified number of shares of Common Stock at a fixed price subject to terms and conditions set by the Committee, including conditions for exercise that must be satisfied, which typically are based solely on continued employment or service. The purchase price of shares of Common Stock covered by a stock option cannot be less than 100% of the fair market value of the Common Stock on the date of the grant. Additionally, the 2017 Plan provides that no incentive stock options granted to a participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any subsidiary shall have an exercise price that is less than 110% of the fair market value of Common Stock on the date of the grant. Fair market value of the Common Stock is generally equal to the closing price for the Common Stock on the trading date the option is granted.

The option exercise price may be paid in cash or its equivalent, by tendering shares of Common Stock or directing the Company to withhold shares having an aggregate fair market value at the time of exercise equal to the exercise price, by broker-assisted cashless exercise, or in any other manner then permitted by the Committee, or by a combination of any of the permitted methods.

Performance Awards

The 2017 Plan provides for performance based awards, in the form of either performance shares or performance units, which are earned upon achievement of objective performance targets relative to certain performance measures. The terms and conditions of any performance-based awards granted under the 2017 Plan are set forth in award agreements which contain provisions determined by the Committee and cannot be inconsistent with the 2017 Plan. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee.

SARs

An SAR entitles the holder to receive, as designated by the Committee, cash or shares of Common Stock, having a value equal to the excess of the fair market value of a specified number of shares of Common Stock at the time of exercise over the exercise price established by the Committee. Pursuant to the 2017 Plan, the Committee may grant freestanding SARs, tandem SARs, or any combination of these forms of SAR.

The grant price of each SAR granted under the 2017 Plan is established by the Committee at the time the SAR is granted, provided such price shall not be less than, in case of freestanding SARs, 100% of the fair market value of Common Stock on the grant date, and the exercise price of the related option in case of tandem SARs. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable award agreement.

Term, Termination and Amendment

No award may be granted under the 2017 Plan after June 12, 2027, the day immediately preceding the 10th anniversary of the effective date of the 2017 Plan, or such earlier date as the Board shall determine. The 2017 Plan will remain in effect with respect to outstanding awards until no awards remain outstanding. The Board may at any time, and from time to time, amend, suspend or terminate the 2017 Plan. However, no amendment shall be effected unless approved by the stockholders of the Company to the extent that stockholder approval is necessary to satisfy applicable law or the rules of The Nasdaq Stock Market LLC, which is the securities exchange on which our Common Stock is listed, or in general with respect to an increase in the shares authorized under the 2017 Plan. No award may be granted under the 2017 Plan once it is terminated. Termination of the 2017 Plan shall not impair rights or obligations under any award granted while the 2017 Plan is in effect, except with the written consent of the grantee. Further, no such amendment may adversely affect the rights of recipients of outstanding awards under the 2017 Plan without such recipient’s consent.

The Committee may at any time, and from time to time, amend the terms of any one or more awards; provided, that the rights of the grantee under the award shall not be impaired by any such amendment, except with the consent of the grantee.

Forfeiture

The Committee may condition the grant, vesting, exercisability and other terms of the awards granted under the 2017 Plan on compliance by the participant with specified conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, directors and affiliates, and other restrictions upon or covenants of the participant, including during specified periods following termination of employment with or service for the Company and/or a subsidiary. All vested or unvested awards may be forfeited in the event that the recipient does not comply with such conditions.

Adjustments upon Changes in Capitalization

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee shall make an equitable adjustment (i) in the number and kind of shares authorized for issuance under the 2017 Plan, (ii) in the individual limitations, and (iii) in the number and kind of shares subject to outstanding awards, the exercise price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares, the market price of shares, or per-share results, and other terms and conditions of outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its sole discretion, make an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the 2017 Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Restricted Stock Units

A recipient will not recognize taxable income upon the grant of a restricted stock unit, and the Company will not be entitled to a deduction, until the underlying shares are issued to the recipient, generally at the end of the vesting period. At the time of transfer, the recipient will recognize ordinary income equal to the value of the shares of Common Stock and/or cash. The Company will be entitled to a deduction equal to the income recognized by the recipient. The subsequent disposition of shares acquired pursuant to a restricted stock unit award will result in capital gain or loss (based upon the difference between the price received upon disposition and the recipient’s basis in those shares).

Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year. Upon the exercise of a non-qualified stock option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Upon exercising an incentive stock option, the excess of the fair market value of the shares of Common Stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of the grant or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares within the two-year or one-year periods referred to above, the recipient will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Performance Awards

A recipient will not recognize taxable income upon the grant of a performance award, and the Company will not be entitled to a deduction, until the award has vested and, in case of performance units, the underlying shares are issued or cash is delivered to the recipient. Upon vesting of the performance award, the recipient will recognize ordinary income equal to the value of the shares of Common Stock and/or cash. The Company will be entitled to a deduction equal to the income recognized by the recipient. The subsequent disposition of shares acquired pursuant to a performance award will result in capital gain or loss (based upon the difference between the price received upon disposition and the recipient’s basis in those shares).

SARs

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the exercise price.

Upon the exercise of an SAR, the Company is entitled to a corresponding income tax deduction in the tax year in which the SAR is exercised.

Restrictions on Transfer

None of the awards granted under the 2017 Plan are transferable other than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code; provided, that the Committee may in its discretion permit the transfer of an award to a recipient’s family members or to one or more trusts established for the benefit of such family members.

New Plan Benefits

Except as disclosed in the table and footnotes below, awards under the 2017 Plan, as amended, will be granted in such amounts and to such individuals entitled to participate in the 2017 Plan, as determined by the Committee in its sole discretion. Therefore, except as specified below, the benefits or amounts that will be received by employees, officers, directors and consultants under the 2017 Plan are currently not determinable.

Name and Position	Dollar Value ($)		Number of Units
Randy S. May	—		—
Chief Executive Officer

Peter Mehring	289,271	(1)	63,998	(1)
President and Director; CEO and President of Zest Labs, Inc.

William B. Hoagland	—		—
Chief Financial Officer and Secretary

All current executive officers, as a group	—		—

All current directors, who are not executive officers, as a group	500,000	(2)	40,083	(3)

Employees, who are not executive officers, as a group	—		—

(1)	Represents the restricted stock units that the Company agreed to issue Mr. Mehring upon the approval of the Plan Amendment by the stockholders of the Company. The Dollar value is estimated based on $4.52 per share, the closing price the Common Stock on The Nasdaq Capital Market on August 13, 2021.

(2)	Total value of awards is not determinable. Represents the value of the quarterly stock option awards to be received by non-employee directors pursuant to the Company’s director compensation program for each fiscal year. Each non-employee director receives each quarter a stock option award with a Black-Scholes value of $25,000. These stock options are fully vested as of the grant date and have an exercise price equal to the fair market value of the Company’s Common Stock on the last day of the fiscal quarter. Additional options may be granted for placement and attendance at committee meetings.

(3)	Total number of awards is not determinable. The number of options constituting each award is determined based on the closing price of the Common Stock on The Nasdaq Capital Market at the end of each fiscal quarter. Represents the number of options that that would have been received by non-employee directors if the Plan Amendment had been in effect in the fiscal year ended March 31, 2021.

Equity Compensation Plan Information

The following chart reflects the number of securities granted under equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such plans as of March 31, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders:
2013 Incentive Stock Plan	346,497	$13.00	214,708
2017 Omnibus Incentive Plan	444,891	8.24	222,254
Equity compensation not approved by stockholders (1)	1,649,625	6.84	-
Total	2,441,013	$7.96	436,962

(1)	Represents non-qualified stock options not granted under any existing equity compensation plans.

PROPOSAL 3. APPROVAL OF ISSUANCE OF RESTRICTED STOCK UNITS TO

PRESIDENT AND DIRECTOR IN EXCHANGE FOR

CANCELLATION OF PREVIOUSLY ISSUED STOCK OPTIONS

We are asking the stockholders to ratify and approve the issuance of 272,254 restricted stock units and approve the issuance of an additional 63,996 restricted stock units to Peter Mehring, the President and director of the Company, under the 2017 Plan, in exchange for (the “Exchange”) the cancellation of 672,499 previously issued stock options (the “Options”).

Overview and Purpose of the Stockholder Approval

The Committee approved the Exchange on August 5, 2021. Of the cancelled Options, 218,999 Options were issued under the 2013 Plan, 50,000 Options were issued under the 2017 Plan, and 403,500 Options were non-plan awards. The Options were issued on October 13, 2017, had a term of 10 years and an exercise price of $13 per share. At the time of the cancellation, 100,875 Options remained unvested.

The Exchange may be deemed a material amendment to the 2013 Plan and the 2017 Plan under the Nasdaq Listing Rules and as such is required to be approved by the stockholders of the Company pursuant to Nasdaq Listing Rule 5635(c).

The 272,254 restricted stock units were granted pursuant to the Restricted Stock Unit Agreement attached as Annex C hereto.

Interest of Officers and Directors in Matters to Be Acted Upon

Peter Mehring, the President and director of the Company, agreed to cancel the Options and has received 272,254 restricted stock units and will receive an additional 63,996 restricted stock units in the Exchange.

Vote Required

The affirmative vote of a majority of the votes cast for or against this Proposal 3 is required to ratify and approve the Exchange. Abstentions will not be considered as votes cast under the Company’s bylaws, and accordingly will have no effect on the outcome of this Proposal 3.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 3.

Description of the Plans

Summarized below are the principal features of the 2013 Plan. For the description of the 2017, see “Proposal 2. Approval of an Amendment the 2017 Omnibus Incentive Plan – Description of the 2017 Plan.” The summary of the 2013 Plan and the 2017 Plan is qualified in its entirety by reference to the full text of the 2013 Plan and the 2017 Plan.

2013 Plan

The objectives of the 2013 Plan are to provide incentives in order to retain in the employ of and as directors, officers, consultants, advisors and employees to the Company persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company.

There are 1,100,000 shares authorized for issuance under the 2013 Plan. Awards that may be granted under the 2013 Plan include restricted stock, restricted stock purchase offers, and stock options, including incentive stock options and non-qualified stock options. The directors, officers, employees or consultants to the Company are eligible to participate in the 2013 Plan.

The 2013 Plan is administered by the Committee or by the whole Board. Subject to the provisions of the 2013 Plan, the Board and/or the Committee have the authority to, among other things, grant, in its discretion, the awards to authorized participants, determine in good faith the fair market value of the stock underlying the awards, determine which eligible participants shall receive grants under the 2013 Plan and the number of shares, restrictions, terms and conditions of such grants, interpret the 2013 Plan, adopt, amend and rescind rules and regulations relating to its administration, of the 2013 Plan or any award thereunder, and with the consent of the participant, as appropriate, amend the terms of any outstanding award or amend the exercise date or dates thereof.

As of the Record Date, there were 731,176 stock options outstanding and 368,252 shares of Common Stock remained available for future grants under the 2013 Plan. The Company does not intend to issue any awards under the 2013 Plan in the future.

To the extent required by Item 10 of Schedule 14A under the Securities Exchange Act of 1934, the information set forth in “Proposal 2. Approval of an Amendment the 2017 Omnibus Incentive Plan” of this Proxy Statement is incorporated herein by reference.

PROPOSAL 4. ADJOURNMENT

General

The Company is asking stockholders to approve, if necessary, an adjournment of the Special Meeting to solicit additional proxies in favor of Proposals 1, 2 and 3 (the “Adjournment”). Any Adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the votes cast for or against this Proposal 4 is required to approve the Adjournment. Abstentions will not be considered as votes cast under the Company’s bylaws, and accordingly will have no effect on the outcome of this Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 4.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of the Record Date by (i) those persons known by the Company to be owners of more than 5% of each class of its voting stock, (ii) each director, (iii) the Named Executive Officers (as such term is defined in Item 402(m)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended), and (iv) the Company’s executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Ecoark Holdings, Inc., 303 Pearl Parkway Suite 200, San Antonio, TX 78215, Attention: Corporate Secretary.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)
Named Executive Officers and Directors:
Common Stock	Randy S. May (2)	646,000	2.4%
Common Stock	John P. Cahill (3)	287,521	1.1%
Common Stock	Peter Mehring (4)	19,252	*
Common Stock	Gary Metzger (5)	880,133	3.3%
Common Stock	Steven K. Nelson (6)	119,538	*
Common Stock	William B. Hoagland (7)	550,000	%
Common Stock	All directors and all executive officers as a group (7 persons) (8)	3,145,255	11.7%
5% Stockholders:
Common Stock	Nepsis, Inc. (9)	2,647,871	10.0%

*	Less than 1%.

(1)	Applicable percentages are based on 26,349,099 shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of convertible notes. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the stockholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. This table does not include any unvested stock options except for those vesting within 60 days.

(2)	Mr. May is our Chairman of the Board and Chief Executive Officer. Includes 50,000 vested stock options.

(3)	Mr. Cahill is a director. Includes 919 shares held by the Pataki-Cahill Group, LLC and 103,337 vested stock options.

(4)	Mr. Mehring is our President and Chief Executive Officer and President of Zest Labs, Inc. Takes into account the cancellation on August 5, 2021 of 672,499 previously issued stock options, of which 100,875 remained unvested. Does not take into account the issuance of 272,252 RSUs in exchange for the cancellation of the stock options, as the RSUs do not vest within 60 days of the Record Date.

(5)	Mr. Metzger is a director. Includes 200,000 shares held by Gary Metzger Irrevocable Trust and 112,388 vested stock options.

(6)	Mr. Nelson is a director. Includes 112,388 vested stock options.

(7)	Mr. Hoagland is our Chief Financial Officer.

(8)	This amount represents beneficial ownership by all directors and all current executive officers of the Company including those who are not Named Executive Officers under the SEC’s disclosure rules. Includes 468,113 vested stock options.

(9)	The address is 8674 Eagle Creek Circle, Minneapolis, MN 55378. Based solely on the information contained in a Schedule 13D/A filed on January 20, 2021.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, the Company will cancel your previously submitted proxy.

Annex A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:

## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

| | |
|---|---|
| **1. Entity information:** | Name of entity as on file with the Nevada Secretary of State:<br>Ecoark Holdings, Inc.<br>Entity or Nevada Business Identification Number (NVID): NV20071519619 |
| **2. Restated or Amended and Restated Articles:** (Select one)<br>(If amending and restating only, complete section 1,2 3, 5 and 6) | ☐ Certificate to Accompany Restated Articles or Amended and Restated Articles<br>☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____<br>The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.<br>☐ Amended and Restated Articles<br>* Restated or Amended and Restated Articles must be included with this filing type. |
| **3. Type of Amendment Filing Being Completed:** (Select only one box)<br>(If amending, complete section 1, 3, 5 and 6.) | ☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)<br>The undersigned declare that they constitute at least two-thirds of the following:<br>(Check only one box) ☐ incorporators ☐ board of directors<br>The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued |
| | ☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)<br>The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____ |
| | ☐ Officer's Statement (foreign qualified entities only) -<br>Name in home state, if using a modified name in Nevada: ____<br>Jurisdiction of formation: ____<br>Changes to takes the following effect:<br>☐ The entity name has been amended. ☐ Dissolution<br>☐ The purpose of the entity has been amended. ☐ Merger<br>☐ The authorized shares have been amended. ☐ Conversion<br>☐ Other: (specify changes) ____<br>* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. |

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

A-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

| | |
|---|---|
| **4. Effective Date and Time:** (Optional) | Date: Time: <br> (must not be later than 90 days after the certificate is filed) |
| **5. Information Being Changed:** (Domestic corporations only) | Changes to takes the following effect: <br> ☐ The entity name has been amended. <br> ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) <br> ☐ The purpose of the entity has been amended. <br> ☒ The authorized shares have been amended. <br> ☐ The directors, managers or general partners have been amended. <br> ☐ IRS tax language has been added. <br> ☐ Articles have been added. <br> ☐ Articles have been deleted. <br> ☐ Other. <br> The articles have been amended as follows: (provide article numbers, if available) <br> Article Four is hereby amended by replacing the first (continued below) <br> (attach additional page(s) if necessary) |
| **6. Signature:** (Required) | X ______________________ Signature of Officer or Authorized Signer — Title <br> X ______________________ Signature of Officer or Authorized Signer — Title <br> *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. |

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

paragraph of such Article Four with the following:

The total number of shares of capital stock of all classes and series the corporation shall have the authority to issue is 45,000,000 shares consisting of (i) 40,000,000 shares of common stock, par value $0.001 per share, and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

A-2

Annex B

Amendment to the

Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan

Ecoark Holdings, Inc. amends its 2017 Omnibus Incentive Plan (the “Plan”) as follows:

Section 4.1 of the Plan shall be deleted and replaced by the following:

4.1 Number of Shares Available for Grants.

(a) Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be one million and three hundred thousand (1,300,000) Shares; provided that:

(i) Shares that are potentially deliverable under an Award granted under the Plan that is canceled, forfeited, settled in cash, expires or is otherwise terminated without delivery of such Shares shall not be counted as having been delivered under the Plan.

(ii) Shares that have been issued in connection with an Award of Restricted Stock that is canceled or forfeited prior to vesting or settled in cash, causing the Shares to be returned to the Company, shall not be counted as having been delivered under the Plan.

If Shares are returned to the Company in satisfaction of taxes relating to Restricted Stock, in connection with a cash out of Restricted Stock (but excluding upon forfeiture of Restricted Stock) or in connection with the tendering of Shares by a Participant in satisfaction of the Exercise Price or taxes relating to an Award, such issued Shares shall not become available again under the Plan. Each SAR issued under the Plan will be counted as one share issued under the Plan without regard to the number of Shares issued to the Participant upon exercise of such SAR.

Shares delivered pursuant to the Plan may be authorized but unissued Shares, treasury Shares or Shares purchased on the open market.

(b) Subject to adjustment as provided in Section 4.3 herein, one million and three hundred thousand (1,300,000) Shares may be delivered in connection with “full value Awards,” meaning Awards other than Options, SARs, or Other Awards for which the Participant pays the grant date intrinsic value.

(c) Notwithstanding the foregoing, for purposes of determining the number of Shares available for grant as Incentive Stock Options, only Shares that are subject to an Award that expires or is cancelled, forfeited or settled in cash shall be treated as not having been issued under the Plan.

B-1

Annex C

RESTRICTED STOCK UNIT AGREEMENT

This Restricted Stock Unit Agreement (this “Agreement”), entered into as of August 5, 2021 (the “Grant Date”), sets forth the terms and conditions of an award (this “Award”) of restricted stock units (“RSUs”) granted by Ecoark Holdings, Inc., a Nevada corporation (the “Company”), to Peter Mehring (the “Recipient”).

1. Definition and Incorporation of Certain Terms. This Award is made pursuant to the Company's 2017 Omnibus Incentive Plan (the “Plan”) and the equity award granted hereunder shall be made from the pool of equity awards authorized under the Plan. The terms of the Plan are otherwise incorporated in this Agreement. Capitalized terms used in this Agreement that are not defined in this Agreement have the meanings as used or defined in the Plan. The Recipient hereby acknowledges receipt of the Plan.

2. Award. Effective as of the Grant Date, the Recipient was granted 272,252 RSUs. In addition, upon shareholder approval of an increase in the Plan (or a new Equity Incentive Plan), the Company shall grant the Recipient an additional 63,998 RSUs (“Additional RSUs”). These Additional RSUs will be subject to an agreement substantially similar to this Agreement. In consideration for the Award, the Recipient hereby cancels 672,499 stock options as evidenced by Exhibit A.

3. Vesting.

(a) The RSUs will vest in 12 equal quarterly increments with the first vesting date being November 4, 2021, as detailed on Schedule A. All RSUs shall immediately vest upon (i) the Recipient ceasing to be an employee, advisor, director or consultant for the Company, or (ii) upon the Company or its wholly-owned subsidiary, Zest Labs, Inc., a Delaware corporation (“ZEST”), incurring a Change of Control.

(b) Vested RSUs shall be paid out in the form of shares of the Company's Common Stock with delivery of the Common Stock occurring upon the vesting dates or if vesting occurs upon a Change of Control immediately prior to the occurrence of such Change of Control.

4. Rights. The Recipient will receive no benefit or adjustment to the RSUs with respect to any cash or stock dividend, or other distributions except as provided for in the Plan. Further, the Recipient will have no voting rights with respect to the RSUs until the shares of Common Stock are delivered.

5. Restriction on Transfer. The Recipient shall not sell, transfer, pledge, hypothecate or otherwise dispose of any RSUs prior to the applicable vesting date.

6. Reservation of Right to Terminate Relationship. Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of the Recipient at any time, with or without cause.

7. Tax Payments. The Company shall pay the federal and state income taxes (the “Taxes”) of the Recipient, and the Recipient shall have the right in his sole discretion to direct the Company to pay such Taxes by withholding of a number of shares of Common Stock equal to the quotient of the Taxes divided by the Fair Market Value of the Common Stock as of the date of vesting.

8. 409A Compliance. The provisions of this Agreement and the issuance of the shares of Common Stock in respect of the RSUs is intended to comply with the short-term deferral exception as specified in Treas. Reg. § 1.409A-1(b)(4).

9. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar receipted delivery, as follows:

The Recipient:	To the Recipient at the address on the signature page of this Agreement.

The Company	Ecoark Holdings, Inc.
303 Pearl Parkway
Suite 200
San Antonio, TX 78215
Email: ____________________

with a copy to:	Michael D. Harris, Esq.
Nason, Yeager, Gerson, Harris & Fumero, P.A.
3001 PGA Boulevard, Suite 305
Palm Beach Gardens, Florida 33410
Email: _____________________

or to such other address as either of them, by notice to the other may designate from time to time.

10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

11. Attorney’s Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses

12. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected hereby and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

13. Entire Agreement. This Agreement represents the entire agreement and understanding between the parties and supersedes all prior negotiations, understandings, representations (if any), and agreements made by and between the parties. Each party specifically acknowledges, represents and warrants that they have not been induced to sign this Agreement.

14. Governing Law; Exclusive Jurisdiction. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Nevada without regard to choice of law considerations. Any action arising out of or related to this Agreement shall only be brought in the state or federal courts located in Las Vegas, Nevada. The parties agree not to raise any objection to the venue including whether it is an inconvenient forum in the federal courts.

15. Headings. The headings in this Agreement are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof

[Signature Page to Follow]

Ecoark Holdings, Inc.

By:
Randy May
Chief Executive Officer

By:
Peter Mehring

PRELIMINARY PROXY STATEMENT

ECOARK HOLDINGS, INC. 303 PEARL PARKWAY SUITE 200 SAN ANTONIO, TX 78215	VOTE BY INTERNET - www.proxyvote.com
Before The Meeting – Go to www.proxyvote.com

During The Meeting – Go to www.virtualshareholdermeeting.com/ZEST2021SM
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on 10/5/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ECOARK HOLDINGS, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.				For	Against	Abstain

1.	Approve an amendment to the Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 30,000,000 shares to 40,000,000 shares;			☐	☐	☐

2.	Approve an amendment to the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) to increase the number of shares of common stock authorized for issuance under the 2017 Plan from 800,000 shares to 1,300,000 shares;			☐	☐	☐

3.	Ratify and approve the issuance of 272,254 restricted stock units and approve the issuance of an additional 63,996 restricted stock units to the President and director of the Company under the 2017 Plan, in exchange for the cancellation of 672,499 previously issued stock options; and			☐	☐	☐

4.	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies.			☐	☐	☐

Please indicate if you plan to attend this meeting	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

PRELIMINARY PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com.

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ECOARK HOLDINGS, INC.
Special Meeting of Stockholders
October 6, 2021, 1:00 p.m., Eastern Time
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Randy May, William Hoagland and Jay Puchir, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ECOARK HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 1:00 p.m., Eastern Time, on October 6, 2021, virtually via live webcast at www.virtualshareholdermeeting.com/ZEST2021SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side